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                                    EXHIBIT A


                             JOINT FILING STATEMENT

         Pursuant to Rule 13d-1(f)(1), we, the undersigned, hereby express our agreement that the attached Schedule 13G (including all amendments thereto) is filed on behalf of each of the undersigned.


                                                       BB BIOTECH AG


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
Date:           SEPTEMBER 26, 2002                By:                       /s/ Adrian Brungger
         -------------------------------               ------------------------------------------------------------
                                                                            Signatory Authority

                                                Name:                         Adrian Brungger
                                                       ------------------------------------------------------------

                                               Title:                       SIGNATORY AUTHORITY
                                                       ------------------------------------------------------------


Date:           SEPTEMBER 26, 2002                By:                         /s/ Anders Hove
         -------------------------------               ------------------------------------------------------------
                                                                            Signatory Authority

                                                Name:                           Anders Hove
                                                       ------------------------------------------------------------

                                               Title:                       SIGNATORY AUTHORITY
                                                       ------------------------------------------------------------


                                                       BIOTECH TARGET N.V.


Date:           SEPTEMBER 26, 2002                By:                       /s/ Adrian Brungger
         -------------------------------               ------------------------------------------------------------
                                                                            Signatory Authority

                                                Name:                         Adrian Brungger
                                                       ------------------------------------------------------------

                                               Title:                       SIGNATORY AUTHORITY
                                                       ------------------------------------------------------------


Date:           SEPTEMBER 26, 2002                By:                         /s/ Anders Hove
         -------------------------------               ------------------------------------------------------------
                                                                            Signatory Authority

                                                Name:                           Anders Hove
                                                       ------------------------------------------------------------

                                               Title:                       SIGNATORY AUTHORITY
                                                       ------------------------------------------------------------
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